CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2018
CAPITAL MANAGEMENT
Schedule of total managed capital structure of the Trust

As at December 31,	2018	2017
Unsecured debentures, net	$647,849	$647,306
Unsecured term loans, net	550,565	—
Cross currency interest rate swaps	104,757	61,466
Bank indebtedness	—	32,552
Total debt	1,303,171	741,324
Stapled unitholders’ equity	2,495,518	2,136,614
Total managed capital	$3,798,689	$2,877,938